UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 01, 2025

GBank Financial Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-42621	82-3869786
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9115 West Russell Road Suite 110
Las Vegas, Nevada		89148
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 851-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GBFH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

GBank Financial Holdings Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders virtually on August 1, 2025 (the “Annual Meeting”). There were 14,042,011 shares of the Company’s voting common stock outstanding and entitled to receive notice of and to vote at the Annual Meeting at the close of business on June 13, 2025, the record date for the Annual Meeting. Of that number, 10,192,498 shares of the Company’s common stock were represented by means of remote communication or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. The Company’s stockholders voted on and approved the following two proposals at the Annual Meeting, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed by the Company with the U.S. Securities and Exchange Commission on July 2, 2025.

Proposal 1 – To elect three (3) Class III directors to serve on the Company’s board of directors until the Company’s 2028 annual meeting of stockholders or each until their respective successor or successors are duly elected and qualified or until their earlier death, resignation or removal from office. Final voting results were as follows:

Name of Class III Nominee	For	Withhold	Broker Non-Votes
Kathryn S. Lever	6,724,232	524,094	2,944,172
Todd A. Nigro	6,730,750	517,576	2,944,172
Alan C. Sklar	6,744,515	503,811	2,944,172

Proposal 2 – To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2025. Final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
10,151,894	30,004	10,600	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104 Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBANK FINANCIAL HOLDINGS INC.

Date:	August 4, 2025	By:	/s/ Jeffery E. Whicker
Jeffery E. Whicker Executive Vice President and Chief Financial Officer